DELAWARE(SM)
INVESTMENTS
------------


Delaware Select Growth Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT

(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                    1

Portfolio Management
Review                                    3

Performance Summary

Delaware Select Growth Fund               6

Financial Statements

Statements of Net Assets                  7

Statements of Operations                  9

Statements of Changes in
Net Assets                               10

Financial Highlights                     11

Notes to Financial
Statements                               15

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.


Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.


Consistent
[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $44 billion in assets as of September 30, 2000.


Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity          o High-yield bonds

    o Mid-cap equity            o Investment grade bonds

    o Small-cap equity          o Municipal bonds (23 single-state funds)

    o International equity      o International fixed-income

    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

December 4, 2000

Recap of Events - Delaware Select Growth Fund's fiscal year began on May 1, 2000, amid concerns about the direction of the economy and interest rates. The Federal Reserve Board had raised short-term interest rates five times since June 1999 in an effort to stave off inflation and temper economic growth. Another half-percentage-point increase by the Fed on May 16, 2000 came just as the U.S. stock market was in the final weeks of a two-month-long downturn. Many technology stocks had suffered big losses as investors were scrutinizing the extreme valuations and earnings outlook for that sector.

When the Fed decided not to raise rates over the summer, a more positive outlook emerged and stock prices began rebounding. But the volatility would continue throughout the first six months of our fiscal year. The positive momentum gathered by the end of August was reversed during September and October, as rising energy prices and early warnings of corporate earnings shortfalls pushed major stock market indexes back into negative territory year-to-date for 2000. Again, technology stocks were hard hit, contributing to the worst October point loss ever for the technology-heavy Nasdaq Composite Index (-8.25%) (Source:
Bloomberg).

Delaware Select Growth Fund provided a return of +4.43% for the six months ended October 31, 2000 (Class A shares at net asset value with distributions reinvested), reflecting the period's volatile market conditions. On a relative basis, the Fund outpaced its benchmark, the S&P 500 Index (-1.59%), as well as the average return of its peers in the Lipper Multi-Cap Growth Funds class (-0.87%) over the same period.

We attribute Delaware Select Growth Fund's outperformance of its benchmark to its focus on companies of all sizes. Year-to-date, the performance of large-company stocks as a whole has fallen behind that of small and mid-size company stocks. Because Delaware Select Growth Fund holds some small and mid-size stocks, it benefited from their relatively strong performance. The S&P 500 Index, which consists mostly of large-cap companies, did not. The Fund also benefited from a number of growth stocks that posted strong gains for the period despite the widespread market volatility.




Total Return
For the Period Ended October 31, 2000                       Six Months
--------------------------------------------------------------------------------
Delaware Select Growth Fund Class A                            +4.43%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -1.59%
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth Fund Average (536 funds)               -0.87%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Performance for all Fund Classes can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average returns of multi-cap growth mutual funds tracked by Lipper. (Source: Lipper, Inc.) The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

"...IT APPEARS INVESTORS HAVE BEGUN TO FOCUS ON COMPANIES THAT ARE MOST LIKELY TO DELIVER CONTINUED EARNINGS GROWTH."


Market Outlook - In response to the volatility of the past six months, it appears investors have begun to focus on companies that are most likely to deliver continued earnings growth. This has always been the focus of Delaware Select Growth Fund's stock selection process. By definition, your Fund's strategy is to invest in companies that offer the potential for high earnings growth and are recognized leaders in their respective industries. On the following pages, Delaware Select Growth Fund manager Gerald Frey talks more about the Fund's recent performance and shares his outlook for the markets.

We realize that day-to-day swings in the equities markets may have prompted you to reflect on your own investments. We believe that relying on basic, sound principles of investing is the best approach for weathering the unexpected. These principles include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals.

We thank you for staying the course over the past six months, and for your continued confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Growth of Capital Artwork)

Gerald S. Frey
Senior Portfolio Manager

December 4, 2000


"DELAWARE SELECT GROWTH FUND IS A WELL-DIVERSIFIED PORTFOLIO THAT INCLUDES STOCKS FROM A WIDE ARRAY OF INDUSTRIES."


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Over the past six months, investors wary of the market's volatility began to reward companies that have consistently displayed real earnings growth. This benefited many of the stocks in Delaware Select Growth Fund, where we focus on earnings growth when choosing investments.

Delaware Select Growth Fund is a well-diversified portfolio that includes stocks from a wide array of industries. It also holds companies of all sizes. Our bottom-up stock selection begins with looking for companies that exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share

o projections for high future growth or acceleration of earnings-per-share

o a price-to-earnings (P/E) ratio that is low relative to other stocks (a low P/E relative to other companies in an industry can signal that a stock is a good value)

o discounted cash flows that are high relative to other stocks

Once we identify stocks with these characteristics, we look more closely at the company's strength of management, competitive position within its industry, and ability to support continued growth, among other criteria.

Our strategy of investing in companies of all sizes, including small and mid-size companies, also helped the Fund finish ahead of the large-cap S&P 500 Index for the six-month period ended October 31, 2000.


Portfolio Highlights
During the period, the Fund held a significant amount of technology stocks. Software was the Fund's largest sector allocation at 23.83% of total net assets as of October 31, 2000, and some of the fund's other sectors include technology-oriented companies as well. Despite poor general performance in technology stocks during the period in the market, our technology holdings contributed positively to performance.

Our positive returns from technology were due in part to our holdings in Extreme Networks and NetIQ, both of which posted gains in excess of 100% for the six months ended October 31, 2000. Both Extreme Networks and NetIQ are examples of companies that have strong earnings outlooks and hold a dominant position within their industry.

"THE FUND'S POSITIVE PERFORMANCE WAS NOT LIMITED TO THE TECHNOLOGY SECTOR."


The Fund's positive performance was not limited to the technology sector. Many of our holdings in financial services performed well, including Zions Bancorp and Merrill Lynch. Each of these stocks returned more than 20% for the period. In fact, the financial sector in general was one of the best performing sectors over the past six months. During the summer months, financial stocks generally benefited from the perception that the Fed's interest rate hikes were likely to end, as well as from increased merger and acquisition activity.

Other strong-performing stocks in the portfolio were Duke Power and retail chain Bed Bath & Beyond. Like many energy companies, Duke Power has benefited from rising energy prices. Bed Bath & Beyond has consistently reported healthy increases in net earnings and continues to open new stores in both new and existing markets. We believe its prospects for continued growth are quite strong.

Delaware Select Growth Fund also had some disappointments during the period. In early May we added to our position in Radio One, a growing radio broadcast company with stations mainly targeting African-American audiences. The company had become the largest radio broadcast company in the U.S., and we were optimistic about its prospects for continued growth. However, Radio One stock performed poorly during the six-month period and detracted from the Fund's overall performance. Radio stocks, in general, were hurt during the period by forecasts for reductions in the industry's growth. We sold Radio One in October due to our belief that growth prospects for the company had been reduced.

Other holdings that performed poorly included S1 Corporation, a leading provider of software and electronic services for financial institutions, and Pinnacle Holdings, a real estate investment trust that rents tower space to providers of wireless communications services. As with Radio One, we sold these stocks because of disappointing earnings and reduced prospects for growth.


(Growth of Capital Artwork)

Delaware Select Growth Fund
Portfolio Highlights
October 31, 2000
-----------------------------------------------------
Beta*                                            1.19
-----------------------------------------------------
Average Price-To-Earnings Ratio**               32.07
-----------------------------------------------------
Median Market
Capitalization                         $15.91 billion
-----------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/Es are based on analysts' forward earnings estimates as reported by First
  Call Thomson Financial.

Outlook
As we concluded the first half of our fiscal year on October 31, 2000, the U.S. equity markets had endured one of the worst Octobers on record. Market indexes were led lower primarily by technology stocks, many of which have been unable to deliver the spectacular returns of the recent past. This, combined with signs that the U.S. economy may be slowing, has caused many investors to question the earnings outlook for companies across the board.

It is our opinion that investors will continue to emphasize earnings, rewarding those companies that exhibit continued growth and penalizing those companies that fall short of earnings expectations. In this investment environment, we will continue to focus on companies that have strong earnings outlooks and are the recognized leaders of their respective industries.

Top 10 Holdings
As of October 31, 2000

Company                         Industry                              Percentage of Net Assets
-------------------------------------------------------------------------------------------------
 1. America Online              Software                                         4.4%
-------------------------------------------------------------------------------------------------
 2. i2 Technologies             Software                                         4.3%
-------------------------------------------------------------------------------------------------
 3. Network Appliance           Computers & Technology                           4.0%
-------------------------------------------------------------------------------------------------
 4. Genentech                   Healthcare & Pharmaceuticals                     3.8%
-------------------------------------------------------------------------------------------------
 5. Extreme Networks            Telecommunications                               3.6%
-------------------------------------------------------------------------------------------------
 6. Veritas Software            Software                                         3.5%
-------------------------------------------------------------------------------------------------
 7. Kohl's                      Retail                                           3.3%
-------------------------------------------------------------------------------------------------
 8. Applied Micro Circuits      Computers & Technology                           3.1%
-------------------------------------------------------------------------------------------------
 9. JDS Uniphase                Computers & Technology                           2.9%
-------------------------------------------------------------------------------------------------
10. Brinker International       Leisure, Lodging & Entertainment                 2.9%
-------------------------------------------------------------------------------------------------

Top 10 Sectors
As of October 31, 2000

Industry                                                              Percentage of Net Assets
-------------------------------------------------------------------------------------------------
 1. Software                                                                    23.8%
-------------------------------------------------------------------------------------------------
 2. Computers & Technology                                                      20.4%
-------------------------------------------------------------------------------------------------
 3. Banking, Finance & Insurance                                                14.1%
-------------------------------------------------------------------------------------------------
 4. Retail                                                                      12.1%
-------------------------------------------------------------------------------------------------
 5. Telecommunications                                                           8.8%
-------------------------------------------------------------------------------------------------
 6. Healthcare & Pharmaceuticals                                                 6.5%
-------------------------------------------------------------------------------------------------
 7. Utilities                                                                    4.6%
-------------------------------------------------------------------------------------------------
 8. Leisure, Lodging & Entertainment                                             3.4%
-------------------------------------------------------------------------------------------------
 9. Cable, Media & Publishing                                                    2.9%
-------------------------------------------------------------------------------------------------
10. Transportation                                                               1.3%
-------------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks long-term capital appreciation, which it attempts to achieve by investing primarily in equity securities of companies we believe have the potential for high earnings growth.

Total Fund Assets
as of October 31, 2000
$2.06 billion

Number of Holdings
63

Fund Start Date
May 16, 1994

Your Fund Management
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols
Class A: DVEAX
Class B: DVEBX
Class C: DVECX

DELAWARE SELECT GROWTH FUND PERFORMANCE

Average Annual Total Returns
Through October 31, 2000                       Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 5/16/94)
   Excluding Sales Charge                       +30.52%     +35.55%      +30.79%
   Including Sales Charge                       +29.33%     +33.95%      +23.27%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
   Excluding Sales Charge                       +37.98%       --         +29.82%
   Including Sales Charge                       +37.84%       --         +24.82%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
   Excluding Sales Charge                       +29.59%     +34.54%      +29.81%
   Including Sales Charge                       +29.59%     +34.54%      +28.81%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2000 for Delaware Select Growth Fund's Institutional Class were +30.70%, +35.80%, and +31.11%, respectively. The Institutional Class was originally made available without sales charge only to certain eligible institutional accounts on August 29, 1997. Performance prior to that date is based on Class A share performance and was adjusted to eliminate the effect of the sales charge, but not Class A shares's asset-based distribution charge.

Nasdaq Symbol Institutional Class: VAGGX

Statement of Net Assets

DELAWARE SELECT GROWTH FUND
---------------------------

                                                       Number of     Market
October 31, 2000 (Unaudited)                           Shares        Value
--------------------------------------------------------------------------------
 Common Stock - 99.72%
 Banking, Finance & Insurance - 14.12%
 Capital One Financial .......................          333,500    $ 21,052,188
 Federal Home Loan ...........................          725,200      43,512,000
 Federal National Mortgage ...................          638,900      49,195,300
 Lehman Brothers Holdings ....................          342,200      22,071,900
 Merrill Lynch & Company .....................          264,800      18,536,000
 Morgan Stanley Dean Witter ..................          291,800      23,435,188
 Providian Financial .........................          318,800      33,155,200
 State Street Bank ...........................          183,400      22,877,316
 Washington Mutual ...........................          412,100      18,132,400
 Zions Bancorp ...............................          689,100      39,580,181
                                                                   ------------
                                                                    291,547,673
                                                                   ------------
 Basic Industry/Capital Good - 1.22%
*Sepracor ....................................          370,400      25,233,500
                                                                   ------------
                                                                     25,233,500
                                                                   ------------
 Business Services - 0.63%
 Robert Half International ...................          427,200      13,029,600
                                                                   ------------
                                                                     13,029,600
                                                                   ------------
 Cable, Media & Publishing - 2.86%
*AT&T Liberty Media - Class A ................          994,300      17,897,400
*USA Networks ................................          914,800      18,524,700
*Viacom - Class B ............................          396,700      22,562,313
                                                                   ------------
                                                                     58,984,413
                                                                   ------------
 Computers & Technology - 20.40%
*Altera ......................................          577,200      23,629,125
*Applied Micro Circuits ......................          833,400      63,650,925
*JDS Uniphase ................................          745,240      60,643,905
 Linear Technology ..........................           365,500      23,597,594
*Micrel ......................................        1,029,500      46,584,875
*Maxim Integrated Products ...................          402,000      26,657,625
*Network Appliance ...........................          688,200      81,895,800
*PMC - Sierra ................................          223,500      37,883,250
*Sun Microsystems ............................          310,400      34,415,600
*Xilinx ......................................          305,900      22,158,631
                                                                   ------------
                                                                    421,117,330
                                                                   ------------
 Healthcare & Pharmaceuticals - 6.51%
*Genentech ...................................          956,200      78,886,500
*Pain Therapeutics ...........................          624,200      13,381,288
*Serono ......................................          414,900       9,387,113
*United Therapeutics .........................          611,900      32,736,650
                                                                   ------------
                                                                    134,391,551
                                                                   ------------
 Leisure, Lodging & Entertainment - 3.41%
*Brinker International .......................        1,504,100      59,035,925
*Outback Steakhouse ..........................          395,400      11,268,900
                                                                   ------------
                                                                     70,304,825
                                                                   ------------

                                                    Number of        Market
                                                    Shares           Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail - 12.08%
*Bed Bath & Beyond .......................          1,983,000     $   51,186,188
 Home Depot ..............................            235,100         10,109,300
*Kohl's ..................................          1,249,300         67,696,444
*Krispy Kreme Doughnuts ..................            127,500         12,566,719
 Limited .................................          1,619,300         40,887,325
*Starbucks ...............................            668,200         29,860,188
 Walgreen ................................            811,400         37,020,125
                                                                  --------------
                                                                     249,326,289
                                                                  --------------
 Software - 23.83%
*i2 Technologies .........................            517,200         87,924,000
*America Online ..........................          1,780,900         89,810,787
*Ariba ...................................            240,600         30,405,825
*Docent ..................................          1,154,700         29,733,525
*Gemstar International Group Limited .....            513,100         35,179,419
*NetIQ ...................................            477,400         41,116,075
*Peregrine Systems .......................          1,864,900         44,757,600
*Quest Software ..........................            746,300         32,603,981
*VeriSign ................................            219,700         29,000,400
*Veritas Software ........................            507,275         71,533,701
                                                                  --------------
                                                                     492,065,313
                                                                  --------------
 Telecommunication - 8.79%
*Brocade Communications Systems ..........            193,800         44,065,275
*Comcast - Class A .......................            184,900          7,534,675
*Extreme Networks ........................            905,200         75,075,025
*Foundry Networks ........................            274,600         18,243,738
*Juniper Networks ........................            124,800         24,336,000
*XO Communications .......................            364,500         12,296,180
                                                                  --------------
                                                                     181,550,893
                                                                  --------------
 Transportation - 1.28%
 Expeditors International ................            508,600         26,383,625
                                                                  --------------
                                                                      26,383,625
                                                                  --------------
 Utilities - 4.59%
*AES .....................................            231,200         13,062,800
 Duke Energy .............................            477,700         41,291,194
 Dynegy ..................................            872,600         40,412,288
                                                                  --------------
                                                                      94,766,282
                                                                  --------------
 Total Common Stock
   (cost $1,639,963,205) .................                        $2,058,701,294
                                                                  ==============

                                                    Number of        Market
Delaware Select Growth Fund                         Shares           Value
--------------------------------------------------------------------------------
Federal Agency (Discount Notes) - 1.53%
Federal Home Loan Bank
   6.39% 11/16/00 ................................  20,390,000    $ 20,335,644
Federal Home Loan Mortgage Corporation
   6.38% 11/17/00 ................................   3,000,000       2,991,478
   6.38% 12/5/00 .................................   5,310,000       5,278,002
Federal National Mortgage Association
   6.567% 11/16/00 ...............................   2,890,000       2,882,245
                                                                  ------------
Total Federal Agency
   (cost $31,487,369) ............................                  31,487,369
                                                                  ------------

                                                       Principal
                                                       Amount
                                                       ---------
Short-Term Investments - 0.00%
Well Fargo National Tax-Free Money
   Market Fund ...................................       1,090           1,090
                                                                --------------
Total Short-Term Investments
   (cost $1,090) .................................                       1,090
                                                                --------------
Total Market Value of Securities - 101.25%
   (cost $1,671,451,664) .........................               2,090,189,753
Liabilities Net of Receivables
   and Other Assets - (1.25%) ....................                 (25,786,697)
                                                                --------------
Net Assets Applicable to 56,150,038
   Shares Outstanding - 100.00% ..................              $2,064,403,056
                                                                ==============
Net Asset Value - Delaware Select
   Growth Fund A Class
   ($733,072,537 / 19,303,221 Shares) ............                      $37.98
                                                                        ------
Net Asset Value - Delaware Select
   Growth Fund B Class
   ($871,968,642 / 24,128,915 Shares) ............                      $36.14
                                                                        ------
Net Asset Value - Delaware Select
   Growth Fund C Class
   ($389,975,768 / 10,908,704 Shares) ............                      $35.75
                                                                        ------
Net Asset Value - Delaware Select
   Growth Fund Institutional Class
   ($69,386,109 / 1,809,198 Shares) ..............                      $38.35
                                                                        ------

Components of Net Assets at October 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par ) ......................              $1,789,061,896
Accumulated net realized loss
   on investments ................................                (143,396,929)
Net unrealized appreciation
   of investments ................................                 418,738,089
                                                                --------------
Total net assets .................................              $2,064,403,056
                                                                ==============

----------------
*Non-income producing security for the period ended October 31, 2000

Net Asset Value and Offering Price Per Share -
   Delaware Select Growth Fund
Net asset value A Class (A) ......................                      $37.98
Sales charge (5.75% of offering price
   or 6.11% of amount invested
   per share) (B) ................................                        2.32
                                                                        ------
Offering price ...................................                      $40.30
                                                                        ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statements of Operations

Six Months Ended October 31, 2000 (Unaudited)       Delaware Select Growth Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ............................................ $ 2,136,106
Dividends ...........................................   2,105,556   $ 4,241,662
                                                      -----------   -----------
Expenses:
Management fees .....................................   6,721,833
Distribution expense ................................   6,706,718
Dividend disbursing and transfer agent fees
  and expenses ......................................   2,580,350
Accounting and administration .......................     388,934
Reports and statements to shareholders ..............     319,077
Registration fees ...................................     290,304
Custodian fees ......................................      63,784
Professional fees ...................................      50,817
Trustees' fees ......................................      12,775
Taxes (other than taxes on income) ..................       4,703
Other ...............................................     118,756    17,258,051
                                                      -----------
Less expenses paid indirectly .......................                   (22,329)
                                                                    -----------
Total expenses ......................................                17,235,722
                                                                    -----------

Net Investment Loss .................................               (12,994,060)
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized loss on investments ....................              (114,436,852)
Net change in unrealized appreciation/depreciation
  of investments ....................................               194,080,769
                                                                    -----------

Net Realized and Unrealized Gain on Investments .....                79,643,917
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $66,649,857
                                                                    ===========


                             See accompanying notes

Statements of Changes in Net Assets


                                                     Delaware Select Growth Fund
--------------------------------------------------------------------------------
                                                     Six Months        Year
                                                       Ended           Ended
                                                      10/31/00        4/30/00
                                                    (Unaudited)
Increase (Decrease) in Net Assets from
  Operations:
Net investment loss ............................ $  (12,994,060) $  (11,148,047)
Net realized gain (loss) on investments ........   (114,436,852)     17,905,589
Net change in unrealized appreciation/
  depreciation of investments ..................    194,080,769     180,863,933
                                                 ------------------------------
Net increase in net assets resulting from
  operations ...................................     66,649,857     187,621,475
                                                 ------------------------------

Distribution to Shareholders:
From net realized gain on investments:
   A Class .....................................              -      (7,142,107)
   B Class .....................................              -      (6,583,080)
   C Class .....................................              -      (2,258,612)
   Institutional Class .........................              -        (811,040)

In excess of net realized gain on investments*:
   A Class .....................................              -      (6,247,793)
   B Class .....................................              -      (6,680,100)
   C Class .....................................              -      (2,482,871)
   Institutional Class .........................              -        (555,253)
                                                 ------------------------------
                                                              -     (32,760,856)
                                                 ------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class .....................................    163,822,642     505,087,596
   B Class .....................................    213,265,876     538,948,183
   C Class .....................................    107,142,896     279,314,546
   Institutional Class .........................     18,187,431      57,943,242

Net asset value of shares issued upon reinvestment
   of distributions:
   A Class .....................................              -      12,712,306
   B Class .....................................              -      12,647,121
   C Class .....................................              -       4,471,980
   Institutional Class .........................              -       1,366,295
                                                 ------------------------------
                                                    502,418,845   1,412,491,269
                                                 ------------------------------
Cost of shares repurchased:
   A Class .....................................    (90,085,727)    (92,368,713)
   B Class .....................................    (41,186,314)    (42,086,811)
   C Class .....................................    (32,473,329)    (27,235,623)
   Institutional Class .........................    (10,811,889)    (24,905,150)
                                                 ------------------------------
                                                   (174,557,259)   (186,596,297)
                                                 ------------------------------

Increase in net assets derived from capital share
  transactions .................................    327,861,586   1,225,894,972
                                                 ------------------------------
Net Increase in Net Assets .....................    394,511,443   1,380,755,591

Net Assets:
Beginning of period ............................  1,669,891,613     289,136,022
                                                 ------------------------------
End of period .................................. $2,064,403,056  $1,669,891,613
                                                 ==============  ==============

-------------
*Distributions which exceed net realized gains for financial purposes but not tax purposes are reported as distributions in excess of net realized gains.

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Select Growth Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                              Year Ended
                                                            10/31/00(4)   4/30/00     4/30/99     4/30/98(1)    4/30/97     4/30/96
                                                            (Unaudited)
Net asset value, beginning of period ....................     $36.380     $25.910      $20.570     $11.770      $13.080     $10.400

Income (loss) from investment operations:
   Net investment loss(2) ...............................      (0.173)     (0.294)      (0.203)     (0.052)      (0.180)     (0.100)
   Net realized and unrealized gain on investments ......       1.773      12.393        5.910      11.127        0.960       3.270
                                                              ---------------------------------------------------------------------
   Total from investment operations .....................       1.600      12.099        5.707      11.075        0.780       3.170
                                                              ---------------------------------------------------------------------

Less distributions:
   From net realized gain on investments ................           -      (1.049)      (0.367)     (2.275)      (2.090)     (0.400)
   In excess of net realized gain on investments ........           -      (0.580)           -           -            -           -
   Return of capital ....................................           -           -            -           -            -      (0.090)
                                                              ---------------------------------------------------------------------
   Total distributions ..................................           -      (1.629)      (0.367)     (2.275)      (2.090)     (0.490)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ..........................     $37.980     $36.380      $25.910     $20.570      $11.770     $13.080
                                                              =====================================================================

Total return(3) .........................................       4.43%      47.93%       28.43%      98.60%        4.34%      31.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $733,072    $632,036     $135,865     $31,926       $4,944      $4,334
   Ratio of expenses to average net assets ..............       1.32%       1.29%        1.67%       1.75%        1.84%       2.01%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses
     paid indirectly ....................................       1.32%       1.29%        2.06%       2.29%        2.65%       2.74%
   Ratio of net investment loss to average
     net assets .........................................      (0.88%)     (0.85%)      (0.95%)     (0.69%)      (1.38%)     (1.00%)
   Ratio of net investment loss to average
     net assets prior to expense limitation and
     expenses paid indirectly ...........................      (0.88%)     (0.85%)      (1.34%)     (1.23%)      (2.19%)     (1.73%)
   Portfolio turnover ...................................        144%        183%         313%        356%         180%        166%

---------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Select Growth Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                 Period From
                                                               Ended                       Year Ended                    4/16/96(1)
                                                            10/31/00(5)   4/30/00      4/30/99   4/30/98(2)    4/30/97   to 4/30/96
                                                            (Unaudited)
Net asset value, beginning of period .....................    $34.740     $24.990      $20.000     $11.570      $13.060     $11.910

Income (loss) from investment operations:
   Net investment loss(3) ................................     (0.303)     (0.544)      (0.350)     (0.061)      (0.210)     (0.010)
   Net realized and unrealized gain on investments .......      1.703      11.923        5.707      10.766        0.810       1.160
                                                              ---------------------------------------------------------------------
   Total from investment operations ......................      1.400      11.379        5.357      10.705        0.600       1.150
                                                              ---------------------------------------------------------------------
Less distributions:
   From net realized gain on investments .................          -      (1.049)      (0.367)     (2.275)      (2.090)          -
   In excess of net realized gain on investments .........          -      (0.580)           -           -            -           -
                                                              ---------------------------------------------------------------------
   Total distributions ...................................          -      (1.629)      (0.367)     (2.275)      (2.090)          -
                                                              ---------------------------------------------------------------------
Net asset value, end of period ...........................    $36.140     $34.740      $24.990     $20.000      $11.570     $13.060
                                                              =====================================================================

Total return(4) ..........................................      4.03%      46.82%       27.41%      97.12%        2.84%       9.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $871,969    $674,810     $103,299     $16,539          $95          $0
   Ratio of expenses to average net assets ...............      2.07%       2.04%        2.42%       2.50%        2.57%       1.86%
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly .....................................      2.07%       2.04%        2.81%       3.04%        3.37%       1.86%
   Ratio of net investment loss to average
     net assets ..........................................     (1.63%)     (1.60%)      (1.70%)     (1.44%)      (1.97%)     (1.39%)
   Ratio of net investment loss to average
     net assets prior to expense limitation and
     expenses paid indirectly ............................     (1.63%)     (1.60%)      (2.09%)     (1.98%)      (2.77%)     (1.39%)
   Portfolio turnover ....................................       144%        183%         313%        356%         180%        166%

-----------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(5) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Select Growth Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             10/31/00(4)  4/30/00      4/30/99    4/30/98(1)    4/30/97     4/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................    $34.370     $24.740      $19.800     $11.470      $12.880     $10.330

Income (loss) from investment operations:
   Net investment loss(2) ................................     (0.300)     (0.555)      (0.345)     (0.071)      (0.230)     (0.210)
   Net realized and unrealized gain on investments .......      1.680      11.814        5.652      10.676        0.910       3.250
                                                              ---------------------------------------------------------------------
   Total from investment operations ......................      1.380      11.259        5.307      10.605        0.680       3.040
                                                              ---------------------------------------------------------------------

Less distributions:
   From net realized gains on investments ................          -      (1.049)      (0.367)     (2.275)      (2.090)     (0.400)
   In excess of net realized gain on investments .........          -      (0.580)           -           -            -           -
   Return of capital .....................................          -           -            -           -            -      (0.090)
                                                              ---------------------------------------------------------------------
   Total distributions ...................................          -      (1.629)      (0.367)     (2.275)      (2.090)     (0.490)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $35.750     $34.370      $24.740     $19.800      $11.470     $12.880
                                                              =====================================================================

Total return(3) ..........................................      4.02%      46.86%       27.45%      96.99%        3.58%      29.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $389,976    $304,078      $32,235      $5,892         $222        $150
   Ratio of expenses to average net assets ...............      2.07%       2.04%        2.42%       2.50%        2.62%       2.77%
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly .....................................      2.07%       2.04%        2.81%       3.04%        3.43%       3.50%
   Ratio of net investment loss to average
     net assets ..........................................     (1.63%)     (1.60%)      (1.70%)     (1.44%)      (2.02%)     (1.73%)
   Ratio of net investment loss to average
     net assets prior to expense limitation and
     expenses paid indirectly ............................     (1.63%)     (1.60%)      (2.09%)     (1.98%)      (2.83%)     (2.46%)
   Portfolio turnover ....................................       144%        183%         313%        356%         180%        166%

-----------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware Select Growth Fund Institutional Class
-------------------------------------------------------------------------------------------------------------
                                                             Six Months                          Period From
                                                               Ended         Year Ended           8/29/97(1)
                                                            10/31/00(5)   4/30/00     4/30/99   to 4/30/98(2)
                                                            (Unaudited)
Net asset value, beginning of period ......................   $36.690     $26.060      $20.640     $17.150

Income (loss) from investment operations:
   Net investment loss(3) .................................    (0.126)     (0.196)      (0.155)     (0.019)
   Net realized and unrealized gain on investments ........     1.786      12.455        5.942       5.539
                                                              --------------------------------------------
   Total from investment operations .......................     1.660      12.259        5.787       5.520
                                                              --------------------------------------------

Less distributions:
   From net realized gains on investments .................         -      (1.049)      (0.367)     (2.030)
   In excess of net realized gain on investments ..........         -      (0.580)           -           -
                                                              --------------------------------------------
   Total distributions ....................................         -      (1.629)      (0.367)     (2.030)
                                                              --------------------------------------------

Net asset value, end of period ............................   $38.350     $36.690      $26.060     $20.640
                                                              ============================================

Total return(4) ...........................................     4.55%      48.29%       28.73%      34.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $69,386     $58,967      $17,737      $2,391
   Ratio of expenses to average net assets ................     1.07%       1.04%        1.42%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.07%       1.04%        1.81%       2.04%
   Ratio of net investment loss to average net assets .....    (0.63%)     (0.60%)      (0.70%)     (0.44%)
   Ratio of net investment loss to average net
     assets prior to expense limitation and expenses
     paid indirectly ......................................    (0.63%)     (0.60%)      (1.09%)     (0.98%)
   Portfolio turnover .....................................      144%        183%         313%        356%

----------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(5) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements

October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware business trust and offers three series: Delaware Select Growth Fund, Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Select Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service. Such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Other - Expenses common to all funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was $22,239 for the period ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess $2,500 million. At October 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $1,194,323.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.50% of the average daily net assets of the Fund through December 31, 2000.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $421,615.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $141,137.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)

For the period ended October 31, 2000, DDLP earned $340,700 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended October 31, 2000, the Fund made purchases of $1,683,100,064 and sales of $1,355,920,014 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $418,738,089 of which $475,107,498 related to unrealized appreciation of securities and $56,369,409 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,671,451,664.

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Six Months       Year
                                                             Ended        Ended
                                                           10/31/00      4/30/00
                                                          (Unaudited)
Shares sold:
 A Class ..............................................   4,262,565  14,432,966
 B Class ..............................................   5,829,066  16,099,565
 C Class ..............................................   2,956,799   8,168,692
 Institutional Class ..................................     485,478   1,614,899

Shares issued upon reinvestment of distributions:
 A Class ..............................................           -     398,816
 B Class ..............................................           -     406,136
 C Class ..............................................           -     143,965
 Institutional Class ..................................           -      43,709
                                                         ----------  ----------
                                                         13,533,908  41,308,748
                                                         ----------  ----------

Shares repurchased:
 A Class ..............................................  (2,333,973) (2,700,023)
 B Class ..............................................  (1,122,091) (1,217,125)
 C Class ..............................................    (894,638)   (769,271)
 Institutional Class ..................................    (283,472)   (731,988)
                                                         ----------  ----------
                                                         (4,634,174) (5,418,407)
                                                         ----------  ----------

Net increase ..........................................   8,899,734  35,890,341
                                                         ==========  ==========


5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding at October 31, 2000 or at any time during the fiscal year.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                       International and Global             Tax-Exempt Income
 o Technology and Innovation             o Emerging Markets Fund              o National High-Yield
    Fund                                 o New Pacific Fund                      Municipal Bond Fund
 o Select Growth Fund                    o Overseas Equity Fund               o Tax-Free USA Fund
 o Trend Fund                            o International Equity Fund          o Tax-Free Insured Fund
 o Growth Opportunities Fund*            o Global Equity Fund                 o Tax-Free USA
 o Small Cap Value Fund                  o Global Bond Fund                      Intermediate Fund
 o U.S. Growth Fund                                                           o State Tax-Free Funds**
 o Tax-Efficient Equity Fund            Current Income
 o Social Awareness Fund                 o Delchester Fund                   Stability of Principal
                                         o High-Yield                         o Cash Reserve
Total Return                                Opportunities Fund                o Tax-Free Money Fund
 o Blue Chip Fund                        o Strategic Income Fund
 o Devon Fund                            o Corporate Bond Fund               Asset Allocation
 o Growth and Income Fund                o Extended Duration                  o Foundation Funds
 o Decatur Equity                           Bond Fund                            Growth Portfolio
    Income Fund                          o American Government                   Balanced Portfolio
 o REIT Fund                                Bond Fund                            Income Portfolio
 o Balanced Fund                         o U.S. Government
                                            Securities Fund
                                         o Limited-Term
                                            Government Fund


 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for the Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Charles E. Peck                                  Investment Manager
                                               Retired                                          Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                               Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                                 International Affiliate
Philadelphia, PA                               Vice President and Treasurer                     Delaware International Advisers Ltd.
                                               3M Corporation                                   London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                                  National Distributor
Citadel Constructors, Inc.                     AFFILIATED OFFICERS                              Delaware Distributors, L.P.
King of Prussia, PA                                                                             Philadelphia, PA
                                               Charles E. Haldeman, Jr.
David K. Downes                                President and Chief Executive Officer            Shareholder Servicing, Dividend
President and Chief Executive Officer          Delaware Management Holdings, Inc.               Disbursing and Transfer Agent
Delaware Investments Family of Funds           Philadelphia, PA                                 Delaware Service Company, Inc.
Philadelphia, PA                                                                                Philadelphia, PA
                                               Richard J. Flannery
John H. Durham                                 Executive Vice President                         1818 Market Street
Private Investor                               and General Counsel                              Philadelphia, PA 19103-3682
Horsham, PA                                    Delaware Investments Family of Funds
                                               Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates         Bruce D. Barton
New York, NY                                   President and Chief Executive Officer
                                               Delaware Distributors, L.P.
Ann R. Leven                                   Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN




(4083)                                                        Printed in the USA
SA-316 [10/00] BP 12/00                                                  (J6567)